UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2013

HPEV, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

27420 Breakers Drive Wesley Chapel, Florida	33544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(813) 929-1877

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to that certain Securities Purchase Agreement, dated as of December 14, 2012(the “Securities Purchase Agreement’), by and between HPEV, Inc. (the "Company") and Spirit Bear Limited (“Spirit Bear”), the Board of Directors of the Company nominated Donica Holt to the Board of Directors on March 7, 2013, to serve until her successor is duly appointed and qualified.

Since 2004, Donica Holt has been a benefit manager for American Sterling Insurance Services.

The information regarding Ms. Holt was provided to the Company by Spirit Bear.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HPEV INC.
(Registrant)

Date: March 11, 2013	By:	/s/ Timothy Hassett
Timothy Hassett
Chairman and CEO (Principal Executive Officer)

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